UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 28, 2014

Park National Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 - Submission of Matters to a Vote of Security Holders

(a)
Park National Corporation ("Park") held its 2014 Annual Meeting of Shareholders (the "2014 Annual Meeting") on April 28, 2014. At the close of business on the February 28, 2014 record date, 15,392,443 Park common shares were outstanding and entitled to vote. At the 2014 Annual Meeting, 12,536,984, or 81.45%, of the outstanding Park common shares entitled to vote were represented by proxy or in person.

(b)
(i) Directors elected at the 2014 Annual Meeting for a three-year term to expire at the 2017 Annual Meeting of Shareholders and the vote with respect to each such director (there were no other nominees):

	Number of Votes
	For	Against	Broker Non-Votes	Abstain
C. Daniel DeLawder	9,379,441	241,222	2,836,592	79,729
Harry O. Egger	9,330,127	270,958	2,836,592	99,307
Stephen J. Kambeitz	9,544,250	50,718	2,836,592	105,424
Robert E. O'Neill	9,557,048	46,631	2,836,592	96,713

(ii) With respect to the vote to approve the non-binding advisory resolution to approve the compensation of Park's named executive officers as disclosed in the proxy statement for the 2014 Annual Meeting:

Number of Votes
For	Against	Broker Non-Votes	Abstain
9,349,890	187,272	2,836,592	163,230

(iii) With respect to the vote to ratify the appointment of Crowe Horwath LLP as Park's independent registered public accounting firm for the fiscal year ending December 31, 2014:

Number of Votes
For	Against	Broker Non-Votes	Abstain
12,412,351	67,082	—	57,551

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: April 29, 2014	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer